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Agilent Technologies
Separating Into Two Industry-Leading
Public Companies
to Increase Strategic Flexibility
and Enhance Shareholder Value
September 19, 2013
Page *
Exhibit 99.2

Safe Harbor
This presentation contains forward-looking statements (including, without limitation, information and future guidance on the company’s goals, priorities, the planned separation of our Electronic Management Group, revenues, demand, growth opportunities, customer service and innovation plans, new product introductions, financial condition, earnings, the company’s ability to pay dividends, ability to access capital markets, the continued strengths and expected growth of the markets the company sells into, operations, operating earnings, and tax rates) that involve risks and uncertainties that could cause results of Agilent to differ materially from management’s current expectations. The words “anticipate,” “plan,” “estimate,” “expect,” “intend,” “will,” “should”
“forecast” “project” and similar expressions, as they relate to the company, are intended to identify forward-
looking statements.
In addition, other risks that the company faces in running its operations include the ability to execute successfully through business cycles; the ability to successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the ability to improve asset performance to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix, and other risks detailed in the company's filings with the Securities and Exchange Commission, including our quarterly report on Form 10-Q for the quarter ended July 31, 2013.
The company assumes no obligation to update the information in these presentations. These presentations and the Q&A that follows include non-GAAP measures. Non-GAAP measures exclude primarily the impacts of acquisition and integration costs, future restructuring costs, asset impairment charges, and non-cash intangibles amortization. Also excluded are tax benefits that are not directly related to ongoing operations and which are either isolated or cannot be expected to occur again with any regularity or predictability. Most of these excluded amounts pertain to events that have not yet occurred and are not currently possible to estimate with a reasonable degree of accuracy. Accordingly, no reconciliation to GAAP amounts has been provided.

The World’s Premier Measurement Company
Agilent Labs
Order Fulfillment
Life
Sciences
Group
FY13 Revenue $1.6B
Operating Margin 16%
Chemical
Analysis
Group
FY13 Revenue $1.6B
Operating Margin 22%
Electronic
Measurement
Group
FY13 Revenue $2.9B
Operating Margin 19%
Diagnostics &
Genomics
Group
FY13 Revenue $0.7B
Operating Margin 15%
Finance, HR, Legal, IT, Workplace Services
FY13 Revenue $6.8B, Core Growth(2) -3%, Operating Margin 18.5%,
ROIC 16%, Free Cash Flow $900M, Debt/EBITDA 1.9x
EM Markets
LDA Markets FY13(1) Revenue $3.9B, Operating Margin 18%
(1) FY13 numbers are estimates based on the midpoint of Company guidance provided on August 14, 2013.
(2) Core growth is reported growth adjusted for the effects of M&A and FX.

Agilent to Split into Two Companies
Strategic Rationale for Separation
• Capitalizing on EMG, Agilent has grown LDA to be a sizeable and highly competitive business
• Spin-off to create two companies with greater strategic and management focus, each well positioned for growth in its sector
 • Distinct industries and drivers
 • Greater strategic focus
 • Both businesses have the scope to stand on their own
• Two unique and compelling investment profiles
 • Positioned to attract a more focused shareholder base
 • Better aligned with research analyst coverage universe and peer comparisons
Move Designed to Increase Strategic Flexibility
and Enhance Shareholder Value

Chemical Analysis 41%
Life Sciences 42%
Genomics & Diagnostics 17%

Electronic Measurement 100%

Agilent Technologies

Two Independent Publicly Traded Companies
LDA-Focused Company
(New Agilent)
EM-Focused Company
(To Be Named)
Revenue Mix
Financial
Metrics(1)
Key
Platforms

▪ Revenue: $3.9B ▪ Operating Margin: 18% ▪ ROIC: 11%	▪ Revenue: $2.9B ▪ Operating Margin: 19% ▪ ROIC: 31%
▪ Liquid & Gas Chromatography ▪ Mass Spectrometry ▪ Spectroscopy ▪ Nuclear Magnetic Resonance ▪ Genomics & Diagnostics (Dako) ▪ Consumables, Services, Software	▪ Source & Signal Analyzers ▪ Network Analyzers ▪ One-box Testers ▪ Oscilloscopes ▪ Modular & Handheld ▪ Services & Software
(1) FY13 numbers are estimates based on the midpoint of Company guidance provided on August 14, 2013.

Management Teams
New Agilent
EM Company
Bill Sullivan, President
and CEO
Ron Nersesian, President
and CEO designate
Didier Hirsch, Chief
Financial Officer
Neil Dougherty, Chief
Financial Officer designate
(formerly VP and Treasurer
of Agilent Technologies)

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New Agilent: Life Sciences,
Diagnostics, and Applied
Markets
Page *

Revenue Mix

Segment

34%
32%
34%

Agilent Technologies

New Agilent Overview
• Global leader in Life Sciences, Diagnostics, and
 Applied markets
• Attractive recurring revenue base
• Balanced geographic revenue profile
• Growth opportunities in emerging markets, molecular
 diagnostics and clinical
• Significant margin expansion opportunities
• Revenues: $3.9B, +9% y/y (+5% core(2))
• Operating Margin: 18% of revenue
• ROIC: 11%
FY13(1) Financial Metrics
(1) FY13 numbers are estimates based on the midpoint of Company guidance provided on August 14, 2013.
(2) Core growth is reported growth adjusted for the effects of M&A and FX.
Geography
Type
Genomics &
Diagnostics
17%
Life
Sciences
42%
Chemical
Analysis
41%
Non-
Recurring
59%
Recurring
41%
Americas
Europe
Asia Pacific

Chemical & Energy 24%
Pharma & Biotech 26%
Food 11%
Academia & Government 12%
Environmental & Forensics 16%
Diagnostics & Clinical 11%

Pharma & Biotech	
Academia & Government	
Diagnostics & Clinical	
Food	
Environmental & Forensics	
Chemical & Energy	

Agilent Technologies

New Agilent: Market Profile
End Markets	Market Size(1)	Long Term Market Growth(1)	Market Position(1)	Growth Drivers
	$11B	4-6%	#3	• Shift to new biological entities • Emerging markets
	$10B	3-5%	#4	• Global investments in Life Science research
	$7B	8-10%	#2 & emerging	• Increasing patient population • Companion diagnostics
	$4B	5-7%	#1	• Global food supply • Government regulations
	$5B	2-4%	#1 & #2	• New environmental contaminants • Designer drugs
	$4B	4-6%	#1	• Rising energy demands • Alternative energy
Market Size(1): $41B
Long Term Market Growth(1): 4-
6%
Revenue Mix(2)
by End Market
(1) Market size, growth, and position per Company estimates
(2) Percentage of LDA revenue based on Q4’12-Q3’13

Growth through technology leadership,
customer intimacy, workflow solutions
Higher recurring revenue mix (from 29% to
41%(1))
Continued strategic push from lab to the
clinic. Ensuring the success of Dako
Focused on similar markets with higher
growth rates and lower cyclicality
Leadership in Life Sciences, Diagnostics,
and Applied markets
Pure play Life Sciences, Diagnostics, and
Analytical Company
Same
Different
Margin improvement through reduced
manufacturing, logistics costs, and sales
channel leverage
Allows management to focus exclusively
on running LDA business
Business model better aligned with
shareholder base and peer group
What’s Different for New Agilent?
Scale and financial strength to stand on its
own
Attracting and retaining top talent in the
industry
Continuing to build on strong foundation in
emerging markets
(1) Percentage of recurring revenue based on Q4’12-Q3’13

New Agilent: Strategy to Win
Creating Shareholder Value
▪ Increase organic growth rate
 ✓ Leverage large and growing installed base to expand recurring revenues and core instrument sales
 ✓ Take advantage of greenfield opportunities in developed markets (clinical instrumentation, integrated biology, sample preparation)
 ✓ Leverage presence in emerging markets
 ✓ Ensure success of Dako and Varian acquisitions
▪ Grow earnings faster than revenues
 ✓ Continued improvement in gross margins
 ✓ Drive operating margin expansion and increase ROIC
▪ Deliver complete workflow solutions for our customers
 ✓ Core data system platform to easily enable application development in the lab and correlate data from research to the clinic, allowing for deeper insight
 ✓ Bolt-on acquisitions that help complete the workflow. Focused on sequencing and related technologies, molecular diagnostics, and consumables

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Electronic Measurement
Focused Company
Page *

- **Revenue**: $2.9B, -13% y/y (-12% core[(2)])
- **Operating Margin**: 19%
- **ROIC**: 31%

17%
46%
37%

Agilent Technologies

• Leading position in major markets
• Global electronic measurement technology
 and market leader
• Growth opportunity in emerging markets
• Strong cash flow generation and ROIC
• Industry leading gross and operating
 margins
• $450M of recurring services & support
 revenue. $300M of software sales

(1) FY13 numbers are estimates based on the midpoint of Company guidance provided on August 14, 2013.
(2) Core growth is reported growth adjusted for the effects of M&A and FX.
Q3’13 Revenue Mix
by Geography
Asia Pacific
Americas
Europe
FY13(1) Financial Metrics
Communications
#1
Industrial,
Computers,
Semiconductors
#1
Aerospace
Defense
#1
EM Company Overview
The World’s Premier Electronic Measurement Company

Long Term Market Growth (1)

(1) Market size, growth, and position per Company estimates

Agilent Technologies

EM Company: Market Profile
(2) Percentage of EM revenue based on Q4’12-Q3’13
(3) Excludes network assurance
End Markets	Market Size(1)	Long Term Market Growth(1)	Growth Drivers	Market Position
Communications(3)	$4B	4-6%	• Mobile data traffic growth • Complex components and chipsets • Subscriber growth in China, India, Brazil	#1
Aerospace & Defense	$3B	Flat	• Satellites and radar modernization outside U.S. • Intelligence, surveillance, reconnaissance (ISR)	#1
Industrial, Computer & Semiconductor	$6B	3-5%	• Electronic content proliferation • Mobile computing • High performance cloud infrastructure • Education and research in emerging markets	#1
Communications
34%
Industrial,
Computer &
Semiconductor
43%
Aerospace &
Defense
23%
Market Size(1): $13B
Long Term Market Growth(1): 3-
4%
Revenue Mix(2)
by End Market

Electronic measurement top opportunities
are company’s top opportunities
Same customers and global footprint
New name
Top talent
Strong position in emerging markets
Organic growth, tuck-in acquisitions
Whole company 100% focused on EM and
customer success
Focus: profit and cash generation
#1 in key markets
Business model completely aligned with
shareholders and analysts
Same
Different
Corporate headquarters in Santa Rosa
What’s Different for EM Company?
Technology leadership
Alignment between incentive compensation
and EM value creation

EM Company Strategy to Win
▪ World’s premier electronic test and measurement provider in Communications,
 Aerospace/Defense, and Industrial markets
▪ First to market with leading edge customer-valued technology solutions
✓ Take share in core platforms
✓ Top opportunities in electronic measurement industry are now the company’s top opportunities
✓ Transform the measurement experience

▪ World’s best customer satisfaction with lowest cost of ownership

▪ Manage market volatility by continuing to generate strong cash flow, ROIC, and solid earnings throughout the cycle
▪ Management team with deep EM experience and track record of delivering on tough financial commitments

Goal	Actions taken since 2009 downturn
EM Company Strong Profitability Throughout the
Cycle
Restructured Operations to Maintain Strong Profitability
During Periods of Market Volatility
Lower Costs
Shift Fixed Costs
to Variable
Focus on Core
■ Reduced headcount by 2700 people ■ Focused on continuous GM improvement - value engineering
■ Increased use of Contract Manufacturing ■ Increased indirect channel for variable selling cost ■ Increased use of external resources
■ Maintained R&D investment for technology leadership and application solutions
■ Leveraged technology investment throughout product portfolio
■ Owns critical enabling technology in ASICS, microcircuits, and gallium arsenide

Transaction Details
Transaction
Structure
Timing
Financial
Details
■ Agilent shareholders will receive a pro rata distribution of shares in EM Company via a tax -free spin-off
■ Expected to be completed by end of calendar year 2014, subject to the satisfaction of customary closing conditions, including:
— Final approval by the Agilent Board of Directors
— Receipt of favorable rulings from the IRS
— Effectiveness of a Form 10 filing with the SEC
— Receipt of regulatory approvals in all major jurisdictions

■ Both companies to be well capitalized, have strong balance sheets and expected investment grade profiles with target debt to EBITDA ratios below 2.0x
■ LDA-focused company is expected to continue to pay a dividend at least equal to the current yield
■ Not anticipated to impact Agilent’s guidance for fiscal year 2013. Plan to provide fiscal year 2014 guidance at next earnings announcement in mid November
■ Expected to incur one-time charges related to the transaction during the periods preceding the separation, to be quantified at a later date
■ Expect to retire a portion of current Agilent long-term debt outstanding, utilizing EM
 Company capital
■ During the transition Agilent expects to continue its dividend and repurchase shares to at least maintain current share count

▪  Leverage prior experience
✓ Agilent has completed four major spin-offs/divestitures since 2005
▪ Dis-synergies of ~ $100M cumulative over three year period
✓ Little real estate overlap outside of sales offices
✓ Clean ERP separation
✓ Most dis-synergies in shared infrastructure organization
 • Replicate current Colorado Springs Data Center to provide IT infrastructure for both companies
 • New Agilent to provide infrastructure services, such as payroll, IT, financial services until EM Company can operate independently (~1 year after spin)
✓ Both companies to develop specific action plans to minimize dis-synergies over time
Spin-off Execution Plan

Appendix
Page *

New Agilent Historical Consolidated Income
Statement(1)

$M	FY 2010	FY 2011	FY 2012
Revenue	2,679	3,310	3,543
% YoY	30%	24%	7%
COGS	1,245	1,603	1,685
Gross Margin %	54%	52%	52%
Operating Expenses	936	1,157	1,225
% Revenue	35%	35%	35%
Operating Profit	498	550	633
% Revenue	19%	17%	18%
(1) Presented on a non-GAAP basis; reconciliations to closest GAAP equivalent provided

EM Company Historical Consolidated Income
Statement(1)

$M	FY 2010	FY 2011	FY 2012
Revenue	2,784	3,316	3,315
% YoY	15%	19%	0%
COGS	1,158	1,378	1,428
Gross Margin %	58%	58%	57%
Operating Expenses	1,188	1,178	1,136
% Revenue	43%	36%	34%
Operating Profit	438	760	751
% Revenue	16%	23%	23%
(1) Presented on a non-GAAP basis; reconciliations to closest GAAP equivalent provided

Broadest range of solutions across ecosystem, including
•Components and chipsets - Simulation tools, network analyzers
Market Reach, Customer Trust
•Global footprint with R&D in US, Europe and Asia
•Recognized leader in electronic test and measurement
•Leadership in standards bodies
• Handsets - One-box testers for R&D and manufacturing
• Base Stations - Signal analyzers, sources
• Wireline / Optical - Optical modulation analyzers
Key Drivers
How We Win
Key New Products
•Combination of bench-top and modular to deliver best solutions
•Highly differentiated platforms for mobile device R&D and manufacturing to launch in
H1’14
• Mobile data traffic grows at double-digit rates each year
• Components and chipsets increase in complexity
• Subscriber growth in China, India, Brazil
EM Company in Communications
Market Size(1): $4B
Long Term Market
Growth(1): 4-6%
Market Position(1):
#1

(1) Market size, growth, and position per Company estimates

EM Company in Aerospace & Defense
Market Size(1): $3B
Long Term Market
Growth(1): Flat
Market Position(1): #1
Key Drivers
How We Win
• Growth comes from outside US (Russia, China, India, Middle East) driven by new satellites and radar technologies
• Growth of intelligence, surveillance, and reconnaissance
Leading Technology, Application Solutions, including
•Direct wideband radar - 90000 X-Series oscilloscopes
•Wideband radar simulation -- Arbitrary waveform generator
•Lowest phase noise for radar - Performance signal generators
•Best amplifier characterization for satellite communications - PNA-X
•Mission-critical network surveillance - unique contribution
Market Reach, Customer Trust
•Largest installed base
•World-class, long-term service and support
•Network of system integrators and in-house capabilities
Key New Products
•Leading high-performance oscilloscopes with proprietary technology
•RF and microwave modular products with lab-quality measurements
•Industry’s highest performing handhelds

(1) Market size, growth, and position per Company estimates

EM Company in Industrial, Computer &
Semiconductors
Market Size(1): $6B
Long Term Market
Growth(1): 3-5%
Market Position(1): #1
Key Drivers
How We Win
• Electronic content in industrial segment continues to proliferate
• Mobile computing driven by smartphones, tablets, and notebook PCs
• Cloud computing requires high-performance infrastructure
• Semiconductor R&D-driven innovation
• Strategic investments in education and research in emerging countries
Leading Technology, Application Solutions, including
•Industry-leading PCI-Express Gen3 - Oscilloscopes, bit error rate testers (BERTs), protocol analyzers
•Premier battery drain characterization - Source measure units (SMUs)
•First THz materials research solution - Performance network analyzers
Market Reach, Customer Trust
•Award-winning products plus expanded indirect channel
•Leadership in high-speed digital standards: PCI Express, USB, HDMI
Key New Products
•Differentiated oscilloscope offering with ongoing ease-of-use innovation and value integration

(1) Market size, growth, and position per Company estimates

Electronic Design Automation (Software)	
Mobile Radio Test	For wireless devices—measures performance at chip, module or device level prior to deploying in network
Network Analyzer	
Oscilloscope	
Signal Analyzer	
Signal Source	

Agilent Technologies

Applications	Market Position (1)	Markets	Competitors
Designs, simulates, & optimizes electronic circuit performance prior to building the prototype	#1	Communications, Aerospace/Defense, Industrial/Computer/S emi (ICS)	•Cadence •National Instruments
For wireless devices—measures performance at chip, module or device level prior to deploying in network	#3	Communications	•Anritsu •Rohde & Schwarz •Teradyne (LitePoint)
Characterizes responses of devices & components in an electrical network	#1	Communications, Aerospace/Defense, ICS	•Anritsu •Rohde & Schwarz
Measures changing electrical signals at different points in a circuit or system	#2	Communications, Aerospace/Defense, ICS	•Danaher (Tektronix) •LeCroy (Teledyne)
Measures magnitude or power of signal versus frequency	#1	Communications, Aerospace/Defense	•Anritsu •Rohde & Schwarz
Applies signals to circuits under development in order to predict device behavior	#1	Communications, Aerospace/Defense	•Rohde & Schwarz •Aeroflex

HP/Agilent
Introduced
1983
1967
1956
1964
1939
1985
EM Company: Key Product Platforms
Key platforms account for >50% of revenue

(1) Source: Prime Data

Long Term Market Growth[1]: 4-

29%
35%
36%

Agilent Technologies

New Agilent: Life Sciences Overview
Pharma & Biotech
Academia &
Government Research
Markets & Market Position
#3
#4
Market Size(1): $21B
#1 in Liquid Chromatography (LC)
#3 in Mass Spectrometry (MS)
#2 in Nuclear Magnetic Resonance (NMR)
Q3’13 Revenue Mix
by Geography
Asia Pacific
Americas
Europe
LSG also sells into the applied markets
• Revenues: $1.6B, +3% y/y (+4% core(3))
• Operating Margin: 16% of revenue
FY13(2) Financial Metrics
(1) Market size, growth, and position per Company estimates
(2) FY13 numbers are estimates based on the midpoint of Company guidance provided on August 14, 2013
(3) Core growth is reported growth adjusted for the effects of M&A and FX
• Pharma shift from new chemical entities (NCEs) to new
 biological entities (NBEs) and biosimilars
•  Significant potential for our platforms in emerging markets
 • Relocation, decentralization of pharma infrastructure
 • Investments in world-class academic base
Global Trends

Long Term Market Growth[1]: 8-

39%
48%
13%

Agilent Technologies

New Agilent: Diagnostics and Genomics Overview
Anatomic Pathology
Molecular Diagnostics
Market Size(1): $7B
Markets & Market Position
#2
Emerging
Q3’13 Revenue Mix
by Geography
Asia Pacific
Americas
Europe
DGG also sells into the pharmaceutical
and research markets
• Revenues: $0.7B, +65% y/y (+9% core(3))
• Operating Margin: 14.5% of revenue
• Increasing patient population (aging, lifestyle impacts)
• Increasing understanding of cancer markers and pathways
• Greater access to healthcare in emerging markets
• Companion diagnostics bring diagnostic and treatment
 solutions together to enable personalized medicine
• Improved molecular diagnostic approaches

Global Trends
FY13(2) Financial Metrics

(1) Market size, growth, and position per Company estimates
(2) FY13 numbers are estimates based on the midpoint of Company guidance provided on August 14, 2013
(3) Core growth is reported growth adjusted for the effects of M&A and FX

Long Term Market Growth[1]: 4-

30%
28%
42%

Agilent Technologies

New Agilent: Chemical Analysis Group Overview
Market Size(1): $13B
Q3’13 Revenue Mix
by Geography
Asia Pacific
Americas
Europe
Food
#1
Environmental
and Forensics
#1 and #2
Chemical
and Energy
#1
Markets and Market Position
New Global Trends
•Global food supply
•New environmental contaminants
•Designer drugs
•Rising energy demands
• Revenues: $1.6B, +2% y/y (+4% core(3))
• Operating Margin: 22% of revenue
FY13(2) Financial Metrics

(1) Market size, growth, and position per Company estimates
(2) FY13 numbers are estimates based on the midpoint of Company guidance provided on August 14, 2013
(3) Core growth is reported growth adjusted for the effects of M&A and FX

New Agilent: Key Product Platforms
Key platforms account for >50% of revenue
Platform	Applications	Markets	Market Position(1)	Competitors
LC	Pharma R&D and QC Molecular biology, cancer research Education & Research / Routine testing	Pharma & Biotech Academia & Government	#1	Waters, Shimadzu, Thermo
LC-MS	Discovery and Development Differential Expression and Pathway Analysis Protein ID, Protein Quantitation	Pharma & Biotech Applied Markets	#3	Waters, Danaher Thermo, Bruker, Shimadzu
GC	Separate a liquid or gas sample into its individual components	Chemical & Energy Forensics	#1	Shimadzu, PerkinElmer, Thermo, Bruker
GC-MS	Identify known and unknown components or contaminants	Environmental/Forensics Food Safety Chemical & Energy	#1	Thermo, Shimadzu, Bruker, Perkin Elmer
Spectroscopy	ATOMIC: Identify and measure the concentrations of elements in a solid or liquid sample MOLECULAR: Measure the amount, presence or distribution of molecular material in a sample	Environmental Chemical & Energy Pharma & Biotech	#3	Thermo, PerkinElmer, Thermo, Bruker, Shimadzu
Genomics	Sample prep for next-gen sequencing Microarrays for research and cytogenetic testing FISH for research and clinical applications	Academia & Government Pharma & Biotech Diagnostics & Clinical	#2 in Target Enrichment and Microarray	Thermo (Life), Illumina, Affymetrix
NMR	Structure elucidation, molecular dynamics and in vivo imaging for broad range of small molecules, nucleic acids, proteins	Academia & Government Pharma & Biotech	#2	Bruker, JEOL
Dako	Cancer diagnostics within anatomic pathology	Diagnostics & Clinical	#2	Roche (Ventana) Danaher (Leica)

(1) Market position per Company estimates